Vanguard Malvern Funds

Supplement Dated February 8, 2021, to the Statement of Additional Information Dated January 31, 2021

Reorganization of Vanguard U.S. Value Fund into Vanguard Value Index Fund

Effective as of the close of business on February 5, 2021, the reorganization of Vanguard U.S. Value Fund, a series of Vanguard Malvern Funds, with and into Vanguard Value Index Fund, a series of Vanguard Index Funds, is complete. Any references to Vanguard U.S. Value Fund in this Statement of Additional Information are hereby deleted.

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SAI 078E 022021